UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Commission file number: 000-28675

TRIBEWORKS, INC.

 (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4) Date Filed:

TRIBEWORKS, INC.
2007 PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, July 12, 2007

Dear Stockholder,

          NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Tribeworks, Inc. (the “Company”) will be held on Thursday, July 12, 2007 at 10:00 a.m., Central European Time, at the offices of Atlas Technology Group, Level 3, 9 Empire Stadium Street, Gzira, GZR 04, MALTA. At the Annual Meeting, we will ask you to consider and vote upon the following:

•	the election of the Board of Directors of the Company (the “Board of Directors”);

•	to approve an amendment to the Company’s Certificate of Incorporation, as amended, to change the Company’s name to Atlas Technology Group, Inc.;

•	to approve Williams & Webster P.S. as the Company’s independent registered public accountants; and

•	transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 1, 2007 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. A list of stockholders as of the record date will be available for inspection by stockholders at the Company’s offices in Redmond, Washington during business hours for a period of 10 days prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Annual Meeting in person. The proxy is revocable by you at any time prior to its exercise.

At the Annual Meeting, the Company will report on its 2006 financial results and operations. You will have the opportunity to ask questions and make comments. Enclosed with this Proxy Statement is the Company’s 2006 Annual Report on Form 10-KSB. We hope to see you at the Annual Meeting.

Sincerely,

Peter B. Jacobson Chief Executive Officer

By Order of the Board of Directors
Redmond, Washington
Expected to be distributed on or about June 14, 2007

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
When and where is the Annual Meeting?	1
Why did I receive this proxy statement?	1
I received more than one proxy statement. Why?	1
What will occur at the Annual Meeting?	1
How many votes are necessary to approve each of the particular matters submitted for consideration?	2
Who will tabulate the votes?	2
What if a nominee for director is unwilling or unable to stand for election?	3
How do I vote if I’m not planning to attend the Annual Meeting?	3
May I change my vote after I have submitted my proxy?	3
If my broker holds my shares of Common Stock in “street name,” will my broker vote my shares for me?	3
How is the Company soliciting proxies?	4
Will the Company’s Auditors be present at the Annual Meeting?	4
Where can I find the voting results of the Annual Meeting?	4

MORE ABOUT PROPOSAL 1	5
Proposal 1—Election of Board of Directors	5
Director Compensation	6
Required Vote	6

MORE ABOUT PROPOSAL 2	7
Proposal 2—Approval of an Amendment to the Company’s Certificate of Incorporation for Purposes of Changing the Name of the Company From Tribeworks, Inc. to Atlas Technology Group, Inc.	7
Purpose of Amendment	7
General Effect of Amendment	7
Effective Date	7
Required Vote	7

MORE ABOUT PROPOSAL 3	8
Proposal 3— Approval of Williams & Webster P. S as the Company’s Independent Accountants	8
Required Vote	8

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION	10
Executive Officers and Directors of the Company	10

CORPORATE GOVERNANCE	10
Code of Business Conduct and Ethics	10
Director Independence	10
Board of Directors Composition and Director Qualifications	10
Director Recommendations by Stockholders	10
Communications with the Board of Directors	10
Certain Legal Proceedings	11
Board of Directors Meetings	11
Board of Directors Committees	11
Audit Committee	11
Nominating Committee	11
Compensation Committee	12
Audit Fees	12
Section 16(a) Beneficial Ownership Reporting Compliance	13

EXECUTIVE COMPENSATION	14
Summary Compensation Table	14
Outstanding Equity Awards at Fiscal Year-End	14
Employment Agreements and Change of Control Agreements	15
Option Grants in Last Fiscal Year	15
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values	15

i

Table of Contents

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17

OTHER MATTERS	18
Other Business Presented at the Annual Meeting	18
Stockholder Proposals for the 2008 Annual Meeting	18
Annual Report on Form 10-KSB	18

ii

TRIBEWORKS, INC.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by Tribeworks, Inc. (“we,” “us,” “our”, or the “Company”), on behalf of the Board of Directors of the Company (the “Board of Directors”), for the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company. This Proxy Statement and the related proxy card are being distributed on or about June 14, 2007.

QUESTIONS AND ANSWERS

When and where is the Annual Meeting?

The Annual Meeting will take place on Thursday July 12, 2007 at 10:00 a.m., Central European Time, at the offices of Atlas Technology Group at Level 3, 9 Empire Stadium Street, Gzira, GZR 04, MALTA.

Why did I receive this Proxy Statement?

On or about June 14, 2007 we began mailing this Proxy Statement to everyone who was a stockholder of the Company as of June 1, 2007 (the “Record Date”). We prepare a Proxy Statement each year to let stockholders know when and where our Annual Meeting will be held. This Proxy Statement includes detailed information about the business that will be discussed and voted on at the Annual Meeting and provides you with updated information about the Company that you will need to consider in making an informed vote at the Annual Meeting.

I received more than one Proxy Statement. Why?

Your shares are probably registered differently or are in more than one account. Please complete each proxy card that you received.

What will occur at the Annual Meeting?

First, we will determine whether the holders of at least a majority of our common stock, par value $0.0004 per share, (the “Common Stock”) are “present,” either in person or by proxy, at the Annual Meeting (referred to as a “Quorum”). Abstentions are counted as shares present at the Annual Meeting.

Our current outstanding capital stock consists only of Common Stock. The following table indicates the number of issued and outstanding shares of Common Stock as of the Record Date. Each share of Common Stock is entitled to one vote.

	Issued and
	Outstanding Shares	Voting Shares
Common Stock	26,511,805	26,511,805
Total Eligible Votes		26,511,805

For purposes of determining a Quorum, abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted as shares that are present and entitled to vote for purposes of determining the presence of a Quorum. If a Quorum is established, or in other words, the holders of at least 13,255,903 “votes” are present at the Annual Meeting, the Board of Directors will transact the business set forth below:

First, upon establishment of a Quorum, the stockholders will consider and vote upon a proposal to elect Robert Altinger, Andrew Berger, W. Gordon Blankstein, Robert C. Gardner, Peter Jacobson and B.S.P. (Paddy) Marra as directors of the Company to hold office for a one-year term or until their successors are duly elected and qualified;

Second, the stockholders will consider and vote upon a proposal to amend our Certificate of Incorporation to change our name to Atlas Technology Group, Inc.;

Third, the stockholders will consider and vote upon a proposal to approve Williams & Webster P.S. as our independent registered public accountants for the year ending December 31, 2007; and

Finally, we will discuss and take action on any other business that properly comes before the Annual Meeting and report on our 2006 financial results and operations.

How many votes are necessary to approve each of the particular matters submitted for consideration?

Each share of our Common Stock is entitled to one vote.

The approval of Proposal 1, the election of nominees to serve as directors on our Board of Directors, requires a plurality of the votes cast at the Annual Meeting for each director. There are no cumulative voting rights for the election of directors.

The approval of Proposal 2, which would approve the amendment of our Certificate of Incorporation to change our name to Atlas Technology Group, Inc., requires the approval of the holders of at least a majority of our outstanding shares of Common Stock.

The approval of Proposal 3 to approve the appointment of Williams & Webster P.S. as the Company’s independent registered public accountants for the current fiscal year requires the approval of at least a majority of the votes cast at the Annual Meeting.

For purposes of voting on the foregoing matters, abstentions are included in vote totals and, as such, will have the same effect on each proposal, other than the election of directors (Proposal 1), as a negative vote. Abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. Broker non-votes are not included in vote totals and, as such, will have no effect on any other proposals.

Who will tabulate the votes?

Persons appointed by the chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting will tabulate the stockholder votes. The inspectors of election will count all shares represented and entitled to vote on the proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

What if a nominee for director is unwilling or unable to stand for election?

Each of the nominees for director has agreed to stand for election. However, if any of the nominees for director become unavailable for election, which is not anticipated, the proxies named on the attached proxy card will vote for the election of such other person as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors to be elected at the Annual Meeting.

How do I vote if I’m not planning to attend the annual meeting?

If you do not plan on attending the Annual Meeting and would like to vote, you may mark your selections on the enclosed proxy card, and date, sign and return the proxy card in the enclosed envelope.

Shares of our Common Stock represented by a properly executed proxy card that is received on or before the time of the Annual Meeting, and not subsequently revoked, will be voted at the Annual Meeting, or any adjournment or postponement thereof, in the manner directed on the proxy. Robert Altinger, Director and Chairman and Peter Jacobson, Chief Executive Officer, are named as proxies in the proxy card and have been designated by the Board of Directors to represent you and vote your shares at the Annual Meeting. All shares represented by a properly executed proxy card on which no choice is specified will be voted, to the extent applicable, (1) for the election of the nominees for director named in this Proxy Statement, (2) for the approval of the amendment of the Certificate of Incorporation to change our name to Atlas Technology Group, Inc., (3) for the approval of Williams & Webster P.S. as the Company’s independent registered public accountants for the current fiscal year, as described in this Proxy Statement and (4) in accordance with the proxy holders’ best judgment as to any other business that may properly come before the annual meeting.

We encourage you to vote by mail even if you plan to attend the annual meeting in person. You may change your vote in writing or orally as provided below.

May I change my vote after I have submitted my proxy?

Yes. To change your vote you can do any of the following:

•	Mail notice of your changed vote to the Company in writing to: Peter Jacobson, Tribeworks CEO, at 2001 152nd Avenue NE, Redmond, Washington 98052; or

•	Give notice of your changed vote to the Company in writing to: Robert Altinger, Tribeworks Director, c/o of Atlas Technology Group, at Level 3, 9 Empire Stadium Street, Gzira, GZR 04, MALTA; or

•	Attend the Annual Meeting and give oral notice of your intention to vote in person.

If my broker holds my shares of Common Stock in “street name,” will my broker vote my shares for me?

Brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters. Accordingly, absent specific voting instructions from the beneficial owners of such shares, brokers are not empowered to vote the shares with respect to the approval of non-routine matters (so called “broker non-votes”). However, brokers who do not have instructions from their “street name” customers may use their discretion in voting their customers’ shares on routine matters. With respect to the election of directors and other routine matters that may properly come before the Annual Meeting, brokers will have discretionary authority to vote the shares of Common Stock held by it in “street name” if beneficial owners fail to give voting instructions.

You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

How is the Company soliciting proxies?

Proxies will be solicited initially by mail. Further solicitation may be made in person, by telephone, or by fax. We will bear the expense of preparing, printing, and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, we will reimburse brokers, dealers, banks, or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our Common Stock.

Will the Company’s Auditors be present at the Annual Meeting?

We anticipate that our independent registered public accountants will not be present at our Annual Meeting, however they will be available by phone to answer questions related to the Company.

Where can I find the voting results of the Annual Meeting?

We will announce our preliminary voting results at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-QSB for the third quarter of 2007. We will file that report with the Securities and Exchange Commission (the “SEC”), and you can get a copy by contacting either the Company’s Investor Relations office at (949) 274-3633 or the SEC at (800) SEC-0330 or www.sec.gov.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1

Election of Board of Directors

You will be given the opportunity to vote on the election of the Board of Directors at the Annual Meeting. Currently, each director serves until the next Annual Meeting or until the director’s successor is duly elected and qualified.

The nominees for election to the Board of Directors are Robert Altinger, Andrew Berger, W. Gordon Blankstein, Robert C. Gardner, Peter B. Jacobson and B.S.P. (Paddy) Marra.

At the Annual Meeting, six nominees are to be elected to the Board of Directors. Each director will hold office until the next Annual Meeting or until their respective successors are duly elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named on the proxy and described below, the shares represented by your proxy will be voted for the election of the six nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board of Directors, or the Board of Directors may be reduced accordingly. The Board of Directors is unaware of any circumstances likely to render any nominee unavailable.

Certain information with respect to the nominees is set forth below:

NAME	POSITION	AGE	DIRECTOR SINCE

Robert Altinger	Chairman of the Board	45	August 2005
Andrew Berger	Director	46	June 2006
W. Gordon Blankstein	Director	56	August 2005
Robert C. Gardner	Director	65	August 2005
Peter Jacobson	CEO and Director	46	June 2005
B.S.P. (Paddy) Marra	CFO and Director	60	December 2005

Robert Altinger was elected a director at our annual meeting of stockholders in August 2005 and is currently our Chairman of the Board of Directors. He founded Alas Technology Group, Inc. (“AtlasTG”) in September 2004, a worldwide software application support company for outsourced Information Technology (IT) support. We acquired AtlasTG in January 2006. Prior to founding AtlasTG, Mr. Altinger was Principal Consultant of WebConsult, Inc., a Microsoft approved vendor of IT consulting services since September 2001. Prior to joining WebConsult Inc., Mr. Altinger had over 20 years of IT experience, including serving as Director of Worldwide IT Operations for Avanade Corp; working in various capacities at Microsoft, including Director of Product Group IT Services; and prior to that Mr. Altinger worked at JP Morgan. Mr Altinger obtained a B.Sc. (Eng) from Exeter University in the United Kingdom in 1986.

Andrew Berger was appointed a director of the Company in June 2006. Andrew Berger recently retired from the position of Vice President of Alien Technology Europe, a world leader in RFID technologies. Prior to joining Alien Technology, Mr. Berger was an equity partner and founding member of Accenture's strategy practice. He also led Accenture's Northern European supply chain practice and global Supply Chain Innovation team. Prior to joining Accenture, he served as an operational Intelligence Officer with the Airborne and Special Forces divisions of the British Army. He has a Bachelor's of Science from Bristol University and an MBA with Distinction from the London Business School.

W. Gordon Blankstein was elected as a director at our annual meeting of stockholders in August 2005. Mr. Blankstein is currently a member of the board of directors of Genco Resources, Ltd., a publicly-traded mining company and has been since 2002. He is also a director of Digifonica International, Inc., a publicly -traded telecommunications company. From 1997 through 2002, Mr. Blankstein was Chairman and Chief Executive Officer of Global Light Telecommunications, Inc., an American Stock Exchange-listed company. Mr. Blankstein obtained a B.Sc. (Agri.) from the University of British Columbia in 1973 and an MBA from the University of British Columbia in 1976.

Robert C. Gardner was elected as a director at our annual meeting of stockholders in August 2005. Robert Gardner is currently Chairman of the Board of Genco Resources Ltd. and a partner in the law firm of Gardner & Associates in Vancouver, BC, Canada. Mr. Gardner is a corporate lawyer and has practiced law there since 1989. Mr. Gardner obtained a M.A. from Cambridge University in Cambridge, United Kingdom, in 1961 and a L.L.M. degree from Cambridge University in 1962.

Peter Jacobson is currently our CEO and has served on our Board of Directors since June 2005. Mr. Jacobson has served as Director of Marketing and Sales for Atlas TG from February 2005 until we acquired AtlasTG in January 2006. Prior to joining AtlasTG, Mr. Jacobson was founder and President of Monitor Technologies, Inc., an IT network and support company to Fortune 1000 firms from 1985 to 1995, a partner and marketing Director of OceanPC, Inc., a leader in computer-based marine GPS navigation systems from 1995 to 2002, and, as President of First Call Wireless, LLC., a worldwide cellular distribution company, from 2002 until 2005. Mr. Jacobson has served on numerous boards of directors, including The Seattle Center, Northwest Children’s Fund, Lakeside Technology Foundation and Creditnet.com. He is a past President of the Washington Young Entrepreneurs Organization. Mr. Jacobson obtained a BA degree from the University of Washington in 1985.

Paddy Marra was appointed our CFO in September 2005 and was appointed to our Board of Directors in December 2005. Mr. Marra has over 30 years of corporate finance experience, including, recently with FreshXtend Technologies Corp. (Canada) (CEO and now Deputy Chairman) a TSX-V listed company; CFO of the Brierley Investments Limited group (New Zealand); and Chairman and CEO of Chamundi Power Corporation Ltd (India). Mr. Marra has degrees in both Accounting and Finance (BCA) and in Economics and Economic History (BA) from Victoria University of Wellington, New Zealand. He is also a Fellow (FCA) of the Institute of Chartered Accountants of New Zealand and is a former member of the Financial Reporting Standards Board in New Zealand.

Messrs Altinger, Jacobson and Marra all serve as executive officers for us and our subsidiaries on a day-to-day basis.

Director Compensation

Directors did not receive any compensation for their services as members of the Board of Directors during 2006, although this could be subject to change during 2007. Pursuant to Item 402(a)(4) of Regulation S-B, the Director Compensation Table is omitted because there has been no compensation awarded to, earned by, or paid to any directors in their role as a director, required to be reported in that table. Directors are reimbursed for expenses in connection with attendance at Board of Directors committee meetings. Directors are eligible to participate as optionees under our compensatory equity plans.

Required Vote

The six nominees for election as directors who receive the greatest number of votes will be elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION FOR PURPOSES OF CHANGING
THE NAME OF THE COMPANY
FROM TRIBEWORKS, INC. TO ATLAS TECHNOLOGY GROUP, INC.

Purpose of Amendment

We acquired Atlas Technology Group (Holdings) Limited and its subsidiaries on January 20, 2006. Our Board of Directors has determined it is in our best interests to change our name from Tribeworks, Inc. to Atlas Technology Group, Inc. to take advantage of the goodwill associated with this name and better reflect our future direction. This name change will also serve to clearly distinguish our new business operations from our prior operations which have been sold to our former management team. Our Board of Directors believes any potential confusion and costs associated with the name change will be minimal and are outweighed by the benefits of the name change.

General Effect of Amendment

Changing our name will not affect, in any way, the validity or transferability of our currently outstanding stock certificates, nor will our stockholders be required to surrender or exchange any stock certificates that they currently hold. Stock certificates will continue to represent the same number of shares and remain authentic. Upon the filing of an amendment to our Certificate of Incorporation, the name change will be effective. The Board of Directors has unanimously approved the name change.

Our Common Stock is currently quoted on the OTC Bulletin Board under the symbol: “TWKS.OB.” Concurrent with the effectiveness of the name change, the stock symbol for the Common Stock on the OTC Bulletin Board will change. The new symbol will be assigned to us immediately prior to the effective date of the name change. In addition, the Common Stock will be assigned a new CUSIP number immediately before the effective date of the name change. The Company will make a public announcement of the new stock symbol shortly after the effective date of the name change.

While our Board of Directors has determined that implementation of the name change is in the best interests of the Company and our stockholders, the adoption of the name change may generate some confusion among certain investors, suppliers and customers. In addition, the name change will cause the Company to incur certain costs. Our Board of Directors believes, however, that any potential confusion and costs associated with the name change will be minimal and are outweighed by the benefits of the name change.

Effective Date

If so approved by the our stockholders, the amendment to our Certificate of Incorporation will become effective upon the filing of the Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. Our Board of Directors presently intends to file the Certificate of Amendment promptly after the stockholders have approved it.

Required Vote

The affirmative vote of the holders of at a least a majority of the outstanding shares of Common Stock entitled to vote is required to approve the amendment to the Certificate of Incorporation to change our name.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2

PROPOSAL 3

APPROVE THE APPOINTMENT OF WILLIAMS & WEBSTER P.S.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On October 13, 2006, the Board of Directors dismissed HLB Cinnamon, Jang, Willoughby & Company, Chartered Accountants (“HLB CJW”), as our independent registered public accountants. Except as noted in the next sentence, the reports of HLB CJW on our consolidated financial statements as of and for the fiscal year ended December 31, 2005 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. The report of HLB CJW on our financial statements as of December 31, 2005 included an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2005 and 2004 and the interim period through October 13, 2006, there were no disagreements with HLB CJW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of HLB CJW, would have caused it to make reference thereto in its reports on the financial statements for such periods, and there were no reportable events (as described in Item 304(a)(1)(iv) of Regulation S-B).

On October 13, 2006, the Board of Directors approved the dismissal of HLB CJW and approved the engagement of Williams & Webster, P.S. (a member of Russell Bedford International, a global network of independent professional services firms) as our principal independent registered public accountants to audit our financial statements. Prior to the engagement of Williams & Webster, P.S., neither we, nor any person on our behalf consulted Williams & Webster, P.S. regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to such Item) There were also no reportable events (as described in Item 304(a)(1)(iv) of Regulation S-B).

Required Vote

The Board of Directors, following the recommendation of its Audit Committee, has retained Williams & Webster P.S. as independent registered public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2006. Williams & Webster P.S. as has served the Company as its independent registered public accountants and independent auditors since October 13, 2006. Representatives of Williams & Webster P.S. as are not expected to be present at the Annual Meeting, but are expected to be available by telephone to respond to appropriate questions at the Annual Meeting.

Although this appointment of Williams & Webster P.S. as our independent registered public accountants is not required to be submitted to a vote by stockholders, the Board of Directors believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting) is not received, the Board of Directors will reconsider the appointment. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

The approval of the appointment of Williams & Webster P.S. as our independent registered public accountants requires the affirmative vote of not less than a majority of the votes cast at the Annual Meeting.

The Board of Directors, acting as the Audit Committee, pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor and that the foregoing expenditures are compatible with maintaining the independence of Williams & Webster, P.S.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF WILLIAMS & WEBSTER P.S. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECECEMBER 31, 2007

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

Executive Officers and Directors of the Company

The names of the Company’s executive officers and directors, as well as their respective ages, positions, terms and biographies are set out in conjunction with Proposal 1 above with the exception of Michael Murphy, our COO.

Michael Murphy (39) is the Chief Operating Officer. Michael joined us after a successful 15 year career at Microsoft Corporation where he was most recently the Senior Director leading the Business Group IT organization. At Microsoft, Mr. Murphy was responsible for critical aspects of Microsoft’s business, including source code management and product localization. His experience includes leading teams throughout the US, Europe, Eastern Asia, and India. Mr. Murphy holds a B.A. in Information Systems from Washington State University.

Each director serves until the next annual meeting of stockholders or until his successor is qualified and elected. All of our officers serve at the pleasure of the Board of Directors. There are no family relationships among any of the Company’s officers and directors.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have not yet adopted a code of ethics for our officers, directors or employees but intend to do so during 2007.

Director Independence

The Board of Directors currently has three independent directors, Messrs. Gardner, Blankstein and Berger.

Board of Directors Composition and Director Qualifications

As of the date of this Proxy Statement the Board of Directors has not appointed members to a Nominating Committee and is therefore responsible for those matters that a Nominating Committee might otherwise assume. Currently, the Board of Directors has no formal procedures in place for assessing the composition of the Board of Directors or the qualifications of the directors. However, we believe that the individuals currently serving on our Board of Directors are a qualified and diverse group of individuals that possess broad experience at the policy-making level, are committed to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experience.

Director Recommendations by Stockholders

The Board of Directors has not established a formal process for consideration of director recommendations from stockholders. The Board of Directors will, however, consider recommendations, if received, in ample time before the preparation and release of the Company’s annual proxy materials. For consideration, a recommendation would typically be submitted to our corporate secretary by the January 1st immediately preceding the annual meeting.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors, non-management directors as a group, and individual directors by submitting their communications in writing to the Company’s Chief Executive Officer. All communications must identify the author, state that the author is a stockholder of the Company, and be forwarded by certified mail to the following address:

Tribeworks, Inc.
2001 152nd Avenue NE
Redmond, Washington 98052
Attn: Chief Executive Officer

Board of Directors Meetings

Our Board of Directors held one meeting during 2006. The Board of Directors acted by unanimous written consent on sixteen occasions in 2006.

Certain Legal Proceedings

No director, nominee for director, or executive officer of ours has appeared as a party in any legal proceeding that would be indicative of his ability or integrity during the past five years.

Board of Directors Committees

As of the date of this Proxy Statement, the Board of Directors has not formed any committees, but has plans to form committees of the Board of Directors. Therefore, the roles of an Audit, Compensation and Nominating Committee have been conducted by the entire Board of Directors.

Audit Committee

As stated above we do not have an Audit Committee. When choosing the board’s Audit Committee members, the Board of Directors will consider a number of factors, including the business experience and financial expertise of proposed Audit Committee members such that each satisfies the Securities and Exchange Commission’s definition of “audit committee financial expert”.

We do not have an Audit Committee or an “audit committee financial expert” within the meaning of such phrase under applicable regulations of the SEC. Our Board of Directors believes that each of its directors is financially literate and experienced in business matters, and that one or more directors are capable of:

•	Understanding generally accepted accounting principles, or GAAP, and financial statements;

•	Assessing the general application of GAAP principles in connection with our accounting for estimates, accruals and reserves;

•	Analysing and evaluating our financial statements; and

•	Understanding our internal controls and procedures for financial reporting;

all of which are attributes of an audit committee financial expert. However, the Board of Directors believes that our directors have not obtained these attributes through the experience specified in the SEC’s definition of “audit committee financial expert.”

Nominating Committee

As of the date of this Proxy Statement the Board of Directors has not appointed members to a Nominating Committee and is therefore responsible for those matters that a Nominating Committee might otherwise assume. Currently, the Board of Directors has no formal procedures for assessing the composition of the Board of Directors or the qualifications of our directors. However, we believe that the individuals currently serving on our Board of Directors are a qualified and diverse group of individuals that possess broad experience at the policy-making level, are committed to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experience.

Compensation Committee

We do not currently have a Compensation Committee. Compensation decisions are made by our Board of Directors. Our Board of Directors places high value on attracting and retaining our executives since it is their talent and performance that is responsible for our success. Therefore, our compensation philosophy is to create a performance-based culture that attracts and retains a superior team. We aim to achieve this goal by designing a competitive and fiscally responsible compensation program to:

•	Attract the highest caliber of talent required for the success of our business;

•	Retain those individuals capable of achieving challenging performance standards;

•	Incent our executives to strive for superior company wide and individual performance; and

•	Align management and stockholder interests over both the short and long-term.

Audit Fees

Set out below are the various fees paid to or accrued for our present auditors, Williams & Webster P.S. and for our previous auditors, HLB CJW for services provided during the years ended December 31, 2006 and 2005:

	Fees for the Year Ended
	December 31, 2006	December 31, 2005

Audit fees (1)	$51,284	$41,342
Audit-related fees (2)	25,855	13,836
Tax fees (3)	—	—
All other fees (4)	2,727	1,158
Total fees for services	$79,866	$56,336

(1)
Audit fees are the fees billed for professional services rendered for the audit of our annual financial statements. This category also includes fees for statutory audits required domestically and internationally, comfort letters, consents, assistance with and review of documents filed with the SEC, attest services, work done by tax professionals in connection with the audit or quarterly reviews, and accounting consultations and research work necessary to comply with generally accepted auditing standards.

(2)
Audit Related fees are the fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review and are not reported as audit fees.

(3)	Tax fees are the fees billed for professional services rendered for tax compliance, tax advice and tax planning, except those provided in connection with the audit or quarterly reviews.

(4)	All other fees include fees billed for professional services not covered by (1) through (3) above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer, and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC reports of security ownership and reports on subsequent changes in its ownership of the Company’s securities within specified time frames. These specified time frames were shortened by the SEC during 2003 and generally require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish the Company with copies of all Section 16(a) forms filed with the SEC.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during, and Forms 5 and amendments thereto furnished to us with respect to, the fiscal year ended December 31, 2006, and any written representations from reporting persons that no Form 5 is required, the following table sets forth information regarding each person who, at any time during the fiscal year ended December 31, 2006, was a director, officer or beneficial owner of more than 10% of our Common Stock who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2006 or prior fiscal years:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Known Failures to File a Required Form
Robert Altinger	2	3
Form 3 due upon becoming a director in August of 2005. Form 4 due October 24, 2005 upon personal acquisition of 600,000 shares of Common Stock and acquisition of 1,075,000 shares of Common Stock by AMJ Holdings. Form 4 due July 20, 2006 upon reduction of shares held by AMJ Holdings by 100,000 shares of Common Stock.

Andrew Berger	1	1	Form 3 due June 15, 2006 upon becoming a director.

W. Gordon Blankstein	3	3	Form 4 due October 24, 2005 upon acquisition of 400,000 shares of Common Stock. Form 4 due May 4, 2006 upon acquisition of 200,000 shares of Common Stock.

Robert C. Gardner	2	2	Form 4 due upon October 24, 2005 upon acquisition of 500,000 shares of Common Stock.

Peter Jacobson	2	3
Form 4 due October 24, 2005 upon personal acquisition of 600,000 shares of Common Stock and acquisition of 1,075,000 shares of Common Stock by AMJ Holdings. Form 4 due July 20, 2006 upon reduction of shares held by AMJ Holdings by 100,000 shares of Common Stock.

Paddy Marra	1	1

Michael T. Murphy	3	4
Form 3 due October 24, 2005 upon becoming a 10% beneficial owner following the acquisition of 3,363,636 shares of Common Stock. Form 4 due October 24, 2005 upon personal acquisition of 3,363,636 shares of Common Stock and acquisition of 1,075,500 shares of Common Stock by AMJ Holdings. Form 4 due July 20, 2006 upon reduction of shares held by AMJ Holdings by 100,000 shares of Common Stock.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation of our executives for the year ended December 31, 2006. No executive officer, other than as listed below, received total compensation from us in excess of $100,000 during 2005. This table supplements the summary compensation information provided in our 2006 Annual Report on Form 10-KSB.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compen- sation ($)	Total ($)

Peter B. Jacobson, Chief Executive Officer, President and Director	2006	$100,000	(1)	-0-	-0-	-0-	-0-	-0-	-0-	$100,000

Robert Altinger, Executive Chairman	2006	$145,000	(1)	-0-	-0-	-0-	-0-	-0-	-0-	$145,000

B.S.P. (Paddy) Marra, Chief Financial Officer and Director	2006	$100,000	(1)	-0-	-0-	-0-	-0-	-0-	-0-	$100,000

(1) Messrs. Altinger and Marra are not direct employees, but are engaged through consulting companies who are responsible for paying their salaries, taxes and benefits. Mr. Jacobson receives his salary on an independent contractor basis.

Outstanding Equity Awards at Fiscal Year-End Table

No options or stock awards have been granted to any of our executive officers or directors in the form of equity awards. Pursuant to Item 402(a)(4) of Regulation S-B, the Outstanding Equity Awards at Fiscal Year-End Table is omitted because there has been no compensation awarded to, earned by, or paid to any of the named executive officers or directors required to be reported in that table.

Employment Agreements and Change of Control Agreements

We have not entered into written employment agreements with any of our executive officers named in the Summary Compensation Table above. There are no compensatory plans or arrangements, including payments to be received from us, with respect to a named executive officer, if such plan or arrangement would result from the resignation, retirement or any other termination of such executive officer's employment with us or form a change-in-control of us or a change in the named executive officer's responsibilities following a change-in-control. We may enter into written employment agreements in 2007 with Messrs. Jacobson, Altinger, Marra and our other executive officers.

Option Grants in Last Fiscal Year

We do not currently have any outstanding stock appreciation rights (SARs). No options or warrants were granted in 2006 to any executive officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

No options were exercised in 2006 by any executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth as of May 31, 2007, certain information regarding the beneficial ownership of our Common Stock by all person known to the Company divided between (i) directors and officers in the first table, and (ii) other shareholders holding more than 5% of the Common Stock in the Company in the second table. Unless otherwise indicated, the persons named in the tables below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Shareholdings of Directors and Officers

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class (2)

Robert Altinger, Chairman and Director The Ridge 31st March Street Gharghur, Malta	1,575,000	(3)	5.9%

W. Gordon Blankstein, Director 8011 240 St. Vancouver, B.C., Canada	600,000	(4)	2.3%

Robert C. Gardner, Director 2153, 349 West Georgia St. Vancouver, B.C., Canada	500,000		1.9%

Peter Jacobson, CEO and Director 111 Via Quito Newport Beach, CA 92663-5503	1,575,000	(5)	5.9%

Michael T. Murphy, COO 2812 West Lake Sammamish Pkwy NE Redmond, WA 98052	4,338,636	(6)	16.4%

Officers and Directors as a group (7 persons)	6,638,636	(7)	25.0%

(1) Includes all shares of our Common Stock with respect to which each holder directly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote or direct voting of such shares or to dispose or direct the disposition of such shares.

(2) Based upon 26,531,805 shares of our Common Stock issued and outstanding as of May 31, 2007.

(3) Includes 975,000 shares held by AMJ Holdings. Messrs Murphy, Altinger and Jacobson serve as co-trustees of shares held by AMJ Holdings.

(4) Mr. Blankstein personally owns 600,000 shares of our Common Stock. Yvonne Blankstein, the wife of Gordon Blankstein, owns 530,083 shares of our Common Stock and holds 500,000 shares of Common Stock in trust for Shelby Blankstein. Mr. Blankstein expressly disclaims beneficial ownership of shares owned by his wife and shares that his wife holds in trust for Shelby Blankstein.

(5) Mr. Jacobson personally owns 600,000 shares of our Common Stock. Includes 975,000 shares held by AMJ Holdings. Messrs. Murphy, Altinger and Jacobson serve as co-trustees of shares held by AMJ Holdings. Mr. Jacobson’s wife, Georgina Jacobson, owns 40,000 shares of our Common Stock. Mr. Jacobson expressly disclaims beneficial ownership of shares owned by his wife.

(6) Includes 975,000 shares held by AMJ Holdings. Messrs Murphy, Altinger and Jacobson serve as co-trustees of shares held by AMJ Holdings.

(7) To avoid double counting, the 975,000 shares held by AMJ holdings have only been included once in the total.

Shareholdings of Other Shareholders Holding More Than 5% of our Common Stock

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class (2)

WebConsult Limited Bankhaus Carl Spangler Schwatzstr 17 A 5030, Austria	2,202,274		8.3%

Robert Blankstein 8032 Government Rd. Burnaby, B.C., Canada	2,135,000	(1)	8.1%

Pharaoh Properties Corporation Alves De Souza Houman Colart 6 Cours De Rive 1204 Geneva, Switzerland	2,002,272		7.5%

(1) Mr. Blankstein personally owns 1,560,000 shares of our Common Stock and holds 575,000 shares of Common Stock in trust for the benefit of Charles Blankstein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 1, 2005, TDC entered into a contract with a Canadian company wholly owned by our former CEO, Chairman, and President, Duncan Kennedy, to provide the services of Mr. Kennedy to continue to serve as President of Tribeworks Development Corporation.

On January 20, 2006 the Company acquired AtlasTG, which over the previous 18 months had been developing its new software system for providing external IT application support services for organizations with large IT functions. Since January 2006 this work has been carried out by both our employees and specialist consultants engaged to prepare modules of this new software system. WebConsult, Inc. and WebConsult Ltd, companies with which Robert Altinger is or has been a consultant for, have performed consulting work for us in the past and still perform such work on normal commercial terms. We currently pay WebConsult for Mr. Altinger’s services to us as our Executive Chairman. Mr. Altinger’s wife is a shareholder and officer of WebConsult, Inc.

As of May 31, 2007, other than as already disclosed above we have not entered into any other contractual arrangements with related parties. There is not any other currently proposed transaction, or series of the same, to which we are a party, in which the amount involved exceeds $60,000 and in which, to our knowledge, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

OTHER MATTERS

Other Business Presented at the Annual Meeting

As of the date of this Proxy Statement, the Board of Directors knows of no other business that may properly be, or is likely to be, brought before the annual meeting. Return of a valid proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof.

In order for a stockholder proposal to be included in the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, the stockholder proposal must (1) be submitted to the Company’s Corporate Secretary in writing by December 31, 2007 and (2) concern a matter that may properly be considered and acted upon at the annual meeting in accordance with law and the rules of the SEC, including Rule 14a-8 of the Exchange Act.

Annual Report on Form 10-KSB

The Company’s 2006 Annual Report on Form 10-KSB (excluding certain exhibits), is being mailed together with this Proxy Statement.

PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. THE COMPANY GREATLY APPRECIATES THE PROMPT RETURN OF YOUR PROXY CARD, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

PETER B. JACOBSON
Corporate Secretary

Redmond, Washington
June 1, 2007

[FRONT OF PROXY CARD]

BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
THE OFFICES OF ATLAS TECHNOLOGY GROUP,
LEVEL 3, 9 EMPIRE STADIUM STREET, GZIRA, GZR 04, MALTA.

The undersigned stockholder of Tribeworks, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated June 14, 2007 and the Company’s Annual Report on Form 10-KSB and hereby appoints Robert Altinger and Peter Jacobson as proxies, each with full powers of substitution, to represent the undersigned at the above-stated Annual Meeting and at any postponement(s) or adjournment(s) thereof, and to vote, as designated therein, all shares the undersigned is entitled to vote if then and there personally present, on all matters set forth in the Notice of Annual Meeting and accompanying Proxy Statement, and in their discretion upon any other matters that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH ITEM. THE PROXY HOLDERS WILL USE THEIR DISCRETION WITH RESPECT TO OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

By executing this Proxy, you acknowledge receipt of the Company’s Annual Report on Form 10-KSB, Notice of Annual Meeting, and Proxy Statement.

PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[BACK OF PROXY CARD]

A	PROPOSAL 1 —ELECTION OF DIRECTORS.

The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01-Robert Altinger	☐	☐	05-Peter Jacobson	☐	☐
02-Andrew Berger	☐	☐	06-B.S.P. Marra	☐	☐
03-W. Gordon Blankstein	☐	☐
04-Robert C. Gardner	☐	☐

B	PROPOSAL 2 —AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION FOR PURPOSES OF CHANGING THE NAME OF THE COMPANY TO ATLAS TECHOLOGY GROUP, INC.
The Board of Directors recommends a vote FOR the change of name of the Company

Approval of grant of authority to the Board of Directors to amend the Company’s certificate of incorporation for purposes of effecting the change of the name of the Company to Atlas Technology Group, Inc.
For ☐	Withhold ☐

C	PROPOSAL 3 — RATIFICATION OF WILLIAMS & WEBSTER P.S. AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS.
The Board of Directors recommends a vote FOR ratification of Williams & Webster P.S. as the Company’s Independent Registered Public Accountants

Approval of Williams & Webster P.S. as the Company’s Registered Independent Registered Public Accountants.	For ☐	Withhold ☐

YOUR VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

I HEREBY REVOKE ANY PROXY OR PROXIES THAT I HAVE GIVEN BEFORE THIS DATE.

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears hereon. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)